UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2009

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	333-153486-99	26-3853402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd and Market Streets, Halifax, PA	17032
(Address of principal executive offices)	(Zip Code)

(717) 896-3433

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(a)                                 Dismissal of Independent Registered Public Accounting Firm

On August 19, 2009, the Registrant’s board of directors approved the dismissal of Beard Miller Company LLP (“BMC”) as the Registrant’s independent registered public accounting firm and approved the engagement of Smith Elliott Kearns & Company, LLC (“SEK&Co”) as the Registrant’s new independent registered public accounting firm.  The Registrant notified BMC of the dismissal on August 20, 2009.

The report issued by BMC in connection with the audit of the Registrant for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements with BMC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BMC would have caused BMC to make reference to the subject matter of such disagreement in connection with its audited report or interim financial statements.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has provided a copy of the above disclosures and requested that BMC furnish it with a letter addressed to the Commission stating whether or not BMC agrees with the above statements.  A copy of such letter, dated August 20, 2009, is filed as Exhibit 16.1 to this current report on Form 8-K.

(b)                                 Engagement of New Independent Registered Public Accounting Firm

On August 19, 2009, the Registrant’s board of directors appointed SEK&Co as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2009 and the interim period prior to such year end, including to complete a review of the Registrant’s Form 10-Q for the quarterly period ending September 30, 2009, subject to SEK&Co’s customary client acceptance procedures.  During the fiscal years ended December 31, 2008 and December 31, 2007, and through the date of this report, neither the Registrant nor anyone on its behalf consulted with SEK&Co regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

16.1	Letter of Beard Miller Company LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: August 20, 2009	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Beard Miller Company LLP